EXHIBIT 23.1
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                   [LETTERHEAD OF KIRKPATRICK & LOCKHART LLP]


         We hereby consent to the filing of this notice as an Exhibit to this Amendment No. 4 to Registration Statement No. 333-85154 of LocatePLUS Holdings Corporation (the "Company") on Form SB-2 and to the reference to Kirkpatrick & Lockhart LLP in the Prospectus constituting a part thereof in connection with the matters referred to under the caption "Legal Matters."



KIRKPATRICK & LOCKHART LLP
July 20, 2004